MET INVESTORS SERIES TRUST

LORD ABBETT BOND DEBENTURE PORTFOLIO

PIONEER FUND PORTFOLIO

PIONEER STRATEGIC INCOME PORTFOLIO

SUPPLEMENT DATED NOVEMBER 24, 2015

TO THE

SUMMARY PROSPECTUSES AND PROSPECTUSES DATED MAY 1, 2015

The Board of Trustees of Met Investors Series Trust (“MIST”) approved proposals to reorganize certain series of MIST (together, the “Acquired Portfolios”), into certain series of Metropolitan Series Fund (“MSF”) (together, the “Acquiring Portfolios”). Each reorganization is subject to, among other conditions, approval by shareholders of the applicable Acquired Portfolio. If the shareholders of an Acquired Portfolio approve the applicable merger proposal, then the Acquired Portfolio will transfer all of its assets and liabilities to the corresponding Acquiring Portfolio in exchange for shares of the Acquiring Portfolio and the Acquired Portfolio shareholders will receive shares of the corresponding Acquiring Portfolio in exchange for their Acquired Portfolio shares. If approved by shareholders, the reorganizations are expected to be completed on or about May 1, 2016. The proposed reorganizations are as follows:

Acquired Portfolio	Acquiring Portfolio
Lord Abbett Bond Debenture Portfolio, a series of MIST	Western Asset Management Strategic Bond Opportunities Portfolio, a series of MSF

Pioneer Fund Portfolio, a series of MIST	WMC Core Equity Opportunities Portfolio, a series of MSF

Pioneer Strategic Income Portfolio, a series of MIST	Western Asset Management Strategic Bond Opportunities Portfolio, a series of MSF

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

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